TARGET ASSET ALLOCATION FUNDS

Target Conservative Allocation Fund
Target Moderate Allocation Fund
Target Growth Allocation Fund

Supplement dated January 25, 2011 to the
Prospectus, Summary Prospectus and Statement of Additional Information (SAI) dated September 27, 2010

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Eric B. Fischman replaces Stephen Pesek as the portfolio manager for the segment of each Fund subadvised by Massachusetts Financial Services Company (MFS).

To reflect this change, the Fund Management table appearing in the Summary Section of each Prospectus, and the Fund Management table appearing in each Summary Prospectus is hereby revised by deleting all references pertaining to Mr. Pesek, and substituting the following new information:

Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Massachusetts Financial Services Company	Eric B. Fischman	Investment Officer	January 2011

The section of the Prospectus entitled “Subadvisers and Portfolio Managers” is hereby revised by deleting the existing discussion pertaining to Massachusetts Financial Services Company (MFS), and substituting the following new discussion:

Massachusetts Financial Services Company (MFS)
MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have managed money since 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. As of December 31, 2010, the MFS organization had approximately $219 billion in assets under management.

The Portfolio Manager responsible for the management of the large capitalization growth segments of the Funds subadvised by MFS is Eric B. Fischman. Mr. Fischman is an Investment Officer of MFS. He has been employed in the investment area of MFS since 2000.

MFS has served as a subadviser to the Funds since December 2008

The section of Part I of the SAI entitled “Additional Information About the Portfolio Managers -- Other Accounts and Ownership of Fund Securities”is hereby revised by removing all information and references to Mr. Pesek from the table of other account information for each Fund, and substituting the following other account information for each Fund for Eric B. Fischman:

Conservative Allocation Fund

Subadviser	Portfolio Manager	Registered Investment Companies/Total Assets	Other Pooled Investment Vehicles/Total Assets	Other Accounts/Total Assets	Ownership of Fund Securities
MFS	Eric B. Fischman	6 / $4.2 billion	2 / $181.5 million	3 / $8.4 million	None

Moderate Allocation Fund

Subadviser	Portfolio Manager	Registered Investment Companies/Total Assets	Other Pooled Investment Vehicles/Total Assets	Other Accounts/Total Assets	Ownership of Fund Securities
MFS	Eric B. Fischman	6 / $4.2 billion	2 / $181.5 million	3 /$ 8.4 million	None

Growth Allocation Fund

Subadviser	Portfolio Manager	Registered Investment Companies/Total Assets	Other Pooled Investment Vehicles/Total Assets	Other Accounts/Total Assets	Ownership of Fund Securities
MFS	Eric B. Fischman	6 / $4.2 billion	2 / $181.5 million	3 / $8.4 million	None

Information in each table is as of December 31, 2010

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